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                                  EXHIBIT 23
                                  ----------


CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements No. 33-49807, 33-35684, 33-03991, 33-34262, 33-05816, and 33-07590 on Forms S-8 and
No. 33-32002 on Form S-3 of our report dated February 20, 1996, with respect to the consolidated financial statements and schedule of VWR Scientific Products Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1995.

                                          BY (SIGNATURE)



                                          ERNST & YOUNG LLP



Philadelphia, Pennsylvania
March 26, 1996